UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2013

Western Capital Resources, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	000-52015	47-0848102
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11550 “I” Street, Suite 150, Omaha, NE	68137
(Address of principal executive offices)	(Zip Code)

(402) 551-8888

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

Termination of Lurie Besikof Lapidus and Company, LLP

Effective as of April 16, 2013, the Audit Committee of the Board of Directors of Western Capital Resources, Inc. has terminated its independent registered public accounting firm, Lurie Besikof Lapidus and Company, LLP. The Audit Committee approved the decision to change the company’s independent registered public accounting firm.

The reports of Lurie Besikof Lapidus and Company, LLP on the company’s balance sheets as of December 31, 2012 and December 31, 2011, and the related statements of income, shareholders’ equity and cash flows for the years then ended, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2012 and December 31, 2011, and up through April 16, 2013, there were no disagreements with Lurie Besikof Lapidus and Company, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Lurie Besikof Lapidus and Company, LLP, would have caused it to make reference to the subject matter of the disagreement in connection with their reports on the company’s financial statements for such periods.

Further, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K, during the years ended December 31, 2012 and December 31, 2011, and up through April 16, 2013.

Western Capital Resources has provided Lurie Besikof Lapidus and Company, LLP with a copy of the foregoing disclosure and requested that Lurie Besikof Lapidus and Company, LLP provide the company with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the statements made by the company in response to this item. A copy of such letter, dated April 19, 2013, is filed as Exhibit 16.1 to this report.

Engagement of KLJ & Associates, LLP

Effective as of April 16, 2013, the Audit Committee of the Board of Directors of Western Capital Resources, Inc. has engaged KLJ & Associates, LLP as its independent registered public accounting firm to audit the company’s financial statements for the fiscal year ending December 31, 2013. The Audit Committee approved the appointment of KLJ & Associates, LLP to replace Lurie Besikof Lapidus and Company, LLP.

Prior to the engagement of KLJ & Associates, LLP, neither the company nor anyone on behalf of the company consulted with KLJ & Associates, LLP during the fiscal years ended December 31, 2012 and December 31, 2011, and through April 15, 2013, in any manner regarding either: (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (b) a disagreement or a reportable event, as defined in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

16.1	Letter from Lurie Besikof Lapidus and Company, LLP dated April 19, 2013, re: Change in Certifying Accountant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Western Capital Resources, Inc.

Date: April 19, 2013	By:	/s/ John Quandahl
John Quandahl, Chief Executive Officer

Exhibit Index

Exhibit No.	Description
16.1	Letter from Lurie Besikof Lapidus and Company, LLP dated April 19, 2013, re: Change in Certifying Accountant.